NATIONWIDE MUTUAL FUNDS
Nationwide Portfolio Completion Fund

Supplement dated July 17, 2015
to the Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The information under the section entitled “Portfolio Managers” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary Chropuvka	Managing Director and Head of Quantitative Investment Strategies – Customized Beta Strategies, GSAM	Since 2013
Steve Jeneste	Managing Director, GSAM	Since 2015
Amna Qaiser	Vice President, GSAM	Since 2012

2.	The first paragraph under the section “Portfolio Management,” on page 18 of the Prospectus, is deleted in its entirety and replaced with the following:

Gary Chropuvka, Steve Jeneste and Amna Qaiser are responsible for the day-to-day management of the Fund.

3.	The third paragraph under the section “Portfolio Management,” on page 18 of the Prospectus, is deleted and replaced with the following.

Mr. Jeneste, CFA, is responsible for the portfolio management of the macro and multi-asset class strategies within the Customized Beta Strategies (CBS) platform in the GSAM Quantitative Investment Strategies (QIS) team. Mr. Jeneste joined Goldman Sachs and QIS in 1998 and was named managing director in 2008.  Mr. Jeneste earned an MS in Mathematics from Paris University in 1997, a general engineering degree from École des Mines in 1998 and an MS in Economic Systems from Stanford University in 1998.

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